Amendment No. 8 to Amended and Restated Motor Vehicle Installment Contract
                           Loan and Security Agreement



        This  Amendment  No. 8 is  entered  into by and  between  Ugly  Duckling
Corporation, successor in interest to Ugly Duckling Holdings, Inc. ("Ugly Duckling"), a Delaware corporation; Ugly Duckling Car Sales and Finance Corporation ("UDCSFC"), an Arizona corporation formerly known as Duck Ventures, Inc.; Ugly Duckling Credit Corporation ("UDCC") formerly known as Champion Acceptance Corporation, an Arizona corporation; Ugly Duckling Car Sales, Inc. ("Sales"); an Arizona corporation; Champion Financial Services, Inc.
("Champion"), an Arizona corporation; Ugly Duckling Car Sales Florida, Inc. ("Car Sales Florida"), a Florida corporation; Ugly Duckling Car Sales New Mexico, Inc. ("Car Sales New Mexico"), a New Mexico corporation; Ugly Duckling Car Sales California, Inc. ("Car Sales California"), a California corporation; Ugly Duckling Car Sales Georgia, Inc. ("Car Sales Georgia"), a Georgia corporation; Cygnet Financial Corporation ("Cygnet"), a Delaware corporation; Cygnet Dealer Finance, Inc. ("Dealer Finance"), an Arizona corporation; Cygnet Finance Alabama, Inc. ("Cygnet Alabama"), an Arizona corporation; Cygnet Support Services, Inc. ("Services"), an Arizona corporation; Cygnet Financial Services, Inc. ("Cygnet Services"), an Arizona corporation; Cygnet Financial Portfolio, Inc. ("Cygnet Portfolio"), an Arizona corporation; Ugly Duckling Portfolio Partnership, L.L.P. ("UDPP"), an Arizona limited liability partnership; Ugly Duckling Finance Corporation ("UDFC"), an Arizona corporation; Ugly Duckling Portfolio Corporation ("UDPC") an Arizona corporation formerly known as Champion Portfolio Corporation; Cygnet Dealer Finance Florida, Inc. ("CDFF"), a Florida corporation (all of the above entities are collectively referred to herein as "Borrower"); and General Electric Capital Corporation, a New York corporation ("Lender").


                                    RECITALS


       A. Borrower and Lender are parties to an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated as of August 15, 1997, as amended by an Assumption and Amendment Agreement dated October 23, 1997, Amendment No. 1 dated December 22, 1997, Amendment No. 2 dated September 9, 1998, Amendment No. 3 dated January 18, 1999, Amendment No. 4 dated as of July 19, 1999, Amendment No. 5 dated August 16, 1999, Amendment No. 6 dated as of August 27, 1999, and Amendment No. 7 dated as of November 30, 1999 (the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement as so amended is referred to herein as the "Agreement") pursuant to which Lender agreed to make Advances to Borrower on the terms and conditions set forth in the Agreement.


       B. Lender advanced additional funds to Borrower Ugly Duckling in connection with the December 18, 1997 purchase by Ugly Duckling of interests in certain loans (the "FMAC Loans") held by First Merchants Acceptance Corporation ("FMAC"). As part of the transaction, Lender agreed to purchase the FMAC Loans and Ugly Duckling furnished Lender with a Guaranty (the "FMAC Guaranty"), dated as of December 18, 1997, in the principal amount of Ten Million Dollars ($10,000,000.00) plus interest and enforcement costs. Lender and Ugly Duckling subsequently agreed that the FMAC Guaranty would operate as a reduction in the overall credit facility made available to Borrower under the terms of the Agreement.

       C. On or about January 12, 1998, Lender and Ugly Duckling orally agreed that the amount of the FMAC Guaranty used to cap the availability of the credit facility would be modified from a total of Ten Million Dollars ($10,000,000.00) to Eight Million Dollars ($8,000,000.00), thus enabling Borrower to have access to a higher credit amount. The original principal amount of the FMAC Guaranty, however, remained unchanged at Ten Million Dollars ($10,000,000.00).



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

       D. Borrower has requested, and Lender has agreed subject to the terms of this Amendment, that the amount of the FMAC Guaranty used to cap the availability of the credit facility be modified further from Eight Million Dollars ($8,000,000.00) to Three Million Dollars ($3,000,000.00), allowing Borrower potentially higher availability under the overall credit facility. The original principal amount of the FMAC Guaranty will remain unchanged at Ten Million Dollars ($10,000,000.00).


     E. Borrower and Lender desire to modify the Agreement pursuant to the terms and conditions set forth in this Amendment.


       In   consideration   of  the   premises   and  other  good  and  valuable
consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

     1. Defined Terms. Unless otherwise specified herein, all capitalized terms used in this Amendment shallhave the same meaning given to such term(s) in the Agreement.

     2. Amendments to Agreement. Effective as of the date hereof, the Agreement is hereby amended as follows.

     a. Loan  Availability  Cap. The following new definition  shall be added to
Section 16.0 in its proper alphabetical order:

     Loan Availability Cap: shall be a portion (expressed in dollar terms) of the Guaranty Liability, and shall be applied to the reduce the amount available under the Loan. Effective as of December 1, 1999, the Loan Availability Cap shall be Three Million Dollars ($3,000,000.00).

     b. Borrowing Base: The definition of Borrowing Base in Section 16.0 shall be deleted in its entirety and shall be replaced with the following:

     Borrowing Base: the amount equal to the lesser of (i) One Hundred Twenty-five Million Dollars ($125,000,000.00) minus the Loan Availability Cap, or (ii) an amount equal to (A) sixty five percent (65%) of the Outstanding Principal Balance of all Originated Eligible Contracts (but not to exceed one hundred fifteen percent (115%) of the NADA average wholesale Black Book value for all such Contracts in the aggregate) during the time they are included in the Borrowing Base pursuant to Section 3.1; plus (B) eighty-six percent (86%) of the Outstanding Principal Balance of all Champion Eligible Contracts (but not to exceed one hundred seven percent (107%) of wholesale Kelly Blue Book for all such Contracts in the aggregate) during the time they are included in the Borrowing Base pursuant to Section 3.1; plus (C) seventy-five percent (75%) of the Outstanding Principal Balance of all Seminole Eligible Contracts during the time they are included in the Borrowing Base pursuant to Section 3.1; plus (D) the Inventory Advance Value; plus (E) during the term of the Dealer Contract Facility, the Dealer Contract Advance Value; plus (F) fifty percent (50%) of the Outstanding Principal Balance of all contracts purchased from DCT of Ocala Corporation (dba Best Chance) on August 25, 1999 during the time they are included in the Borrowing Base pursuant to Section 3.1. At Lender's sole and absolute discretion and Borrower's request, Lender may agree to include Bulk Purchase Contracts as part of the Borrowing Base hereunder. The amount of advance against Bulk Purchase Contracts, if any, shall be at Lender's sole and absolute discretion. With respect to section (ii) (A) of this definition, compliance with the parenthetical test based on Black Book values shall be measured by Lender's sample of 100 or more Contracts and not on a Contract-by-Contract basis.


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

     c. Subordination and Dealer Contracts. The final sentence of Section 14.3, Subordination and Dealer Contracts, of the Agreement shall be deleted in its entirety and replaced with the following:

     "Borrower shall not have loans or purchases of more than Three Million Five Hundred Thousand Dollars ($3,500,000.00) outstanding at the same time under any Dealer Contract, except for Texas Auto Outlet and Foothill Nissan."

         3. Incorporation of Amendment: The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Agreement, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, are hereby affirmed and ratified and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Agreement, the terms and provisions of this Amendment shall control. Each reference to the Agreement shall be a reference to the Agreement as amended by this Amendment. This Amendment, taken together with the unamended provisions of the Agreement which are affirmed and ratified by Borrower, contains the entire agreement among the parties regarding the transactions described herein and supersedes all prior agreements, written or oral, with respect thereto.

         4. Borrower Remains Liable. Borrower hereby confirms that the Agreement and each document executed by Borrower in connection therewith continue unimpaired and in full force and effect and shall cover and secure all of Borrower's existing and future obligations to Lender. Nothing contained herein is intended, nor shall be construed to be a novation or an accord and satisfaction of the outstanding Liabilities or any of Borrower's other obligations to Lender.

     5. Headings. The paragraph headings contained in this Amendment are for convenience of reference only and shall not be considered a part of this Amendment in any respect.

     6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona. Nothing herein shall preclude Lender from bringing suit or taking other legal action in any jurisdiction.

         7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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

IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of December 7, 1999.


GENERAL ELECTRIC CAPITAL
CORPORATION                                                   UGLY DUCKLING CAR SALES, INC.

By: /S/ JEFF BATKA                                            By:  /S/ JON D. EHLINGER
Title:  Account Executive                                     Title:  Secretary

UGLY DUCKLING CORPORATION                                     UGLY DUCKLING CAR SALES NEW MEXICO, INC.

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title: Secretary                                              Title:  Secretary

UGLY DUCKLING CAR SALES AND                                   CHAMPION FINANCIAL SERVICES, INC.
FINANCE CORPORATION

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

UGLY DUCKLING CAR SALES FLORIDA, INC.                         UGLY DUCKLING CREDIT CORPORATION

By: /S/ JON D. EHLINGER                                       By:   /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

UGLY DUCKLING CAR SALES GEORGIA, INC.                         UGLY DUCKLING CAR SALES CALIFORNIA, INC.
By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title:  Secretary

CYGNET FINANCIAL CORPORATION                                  CYGNET DEALER FINANCE, INC.
By:  /S/ JON D. EHLINGER                                      By:  /S/ STEVEN P. JOHNSON
Title:  Secretary                                             Title: Secretary

CYGNET FINANCE ALABAMA, INC.                                  CYGNET SUPPORT SERVICES, INC.

By:  /S/ STEVEN P. JOHNSON                                    By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

CYGNET FINANCIAL SERVICES, INC.                               CYGNET FINANCIAL PORTFOILIO, INC.

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title:  Secretary

UGLY DUCKLING PORTFOLIO                                       UGLY DUCKLING FINANCE CORPORATION
PARTNERSHIP, L.L.P.

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title:  Secretary

UGLY DUCKLING PORTFOLIO                                       CYGNET DEALER FINANCE FLORIDA,
CORPORATION                                                   INC.

By:  /S/ JON D. EHLINGER                                      By:  /S/ STEVEN P. JOHNSON
Title:  Secretary                                             Title:  Secretary

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